UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

Verint Systems Inc.

(Exact name of registrant as specified in its charter)

001-34807

(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

175 Broadhollow Road

Melville, New York 11747

(Address of principal executive offices, with zip code)

(631) 962-9600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Background

On May 7, 2020 (the “Closing Date”), Verint Systems Inc. (the “Company”) closed the initial tranche of the previously announced strategic partnership (the “Closing”) with Valor Parent LP (the “Apax Investor”), an affiliate of Apax Partners L.P. (“Apax Partners”). Pursuant to the Investment Agreement (the “Investment Agreement”), dated as of December 4, 2019, by and between the Company and the Apax Investor, at the Closing, the Company sold to the Apax Investor, in a private placement under the Securities Act of 1933 (the “Securities Act”), 200,000 shares of the Company’s Series A Convertible Perpetual Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $200.0 million (the “Private Placement”). Pursuant to the Investment Agreement, the Company has agreed to issue to the Apax Investor up to 200,000 shares of the Company’s Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) following consummation of the previously announced spin-off of its Cyber Intelligence Solutions business (the “Spin-Off”). The Company previously filed the Investment Agreement as Exhibit 10.1 to the Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2019.

In connection with the Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and between the Company and the Apax Investor on May 7, 2020, as described in further detail below. The Company also filed the First Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Perpetual Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware on May 7, 2020 setting forth the terms, rights, obligations and preferences of the Series A Preferred Stock.

Registration Rights Agreement

The securities that were offered and sold in the Private Placement were not registered under the Securities Act, and may not be offered or sold in the United States absent such registration or the availability of an applicable exemption from registration.

The Registration Rights Agreement provides that the Company will use its commercially reasonable efforts to prepare and file a shelf registration statement with the SEC no later than the first business day after the Common Stock Restricted Period (as defined in the Investment Agreement) and to use its commercially reasonable efforts to cause such shelf registration statement to be declared effective as promptly as is reasonably practicable after its filing to permit the public resale of registrable securities covered by the Registration Rights Agreement. The registrable securities generally include any shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), into which the Preferred Stock is convertible, and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise.

The Company generally will be required to effect registrations for up to three underwritten offerings of the registrable securities within any twelve-month period during the term of the Registration Rights Agreement, subject to certain limitations, including that the anticipated gross proceeds of any offering be at least $50 million. The Apax Investor is also entitled to customary “piggy-back” registration and shelf take-down rights. The rights of any particular holder to cause the Company to register securities under the Registration Rights Agreement will terminate with respect to that holder upon the date on which the holder no longer holds any Preferred Stock or any registrable securities covered thereby. The registration rights set forth in the Registration Rights Agreement will terminate on the date on which all shares of Common Stock issuable (or actually issued) upon conversion of the Preferred Stock cease to be registrable securities covered thereby.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

As described in Item 1.01, under the terms of the Investment Agreement, the Company issued shares of Series A Preferred Stock to the Apax Investor at the Closing. This issuance and sale was exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act. The Apax Investor represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock was being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. Appropriate legend notations were applied to the shares of Series A Preferred Stock or any Common Stock issued upon conversion thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 and Item 5.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Size of the Board

The Investment Agreement requires the Company’s Board of Directors (the “Board”) to, contingent upon and effective as of the Closing, approve an increase in the size of the Board to ten members. On May 7, 2020, the Board increased in size to ten members.

Appointment of New Director

Pursuant to the Investment Agreement, the Board appointed Jason A. Wright as a director on May 7, 2020 in connection with the Closing. Mr. Wright joined the Board to serve a term expiring at the Company’s 2020 annual meeting of stockholders. Mr. Wright was designated by the Apax Investor to be appointed to the Board in accordance with the terms and conditions of the Investment Agreement.

Mr. Wright is a Partner in the Tech & Telco team at Apax Partners, where he focuses primarily on investments in enterprise software and technology-enabled services, having joined the firm in 2000. He is currently a director on the boards of Realpage, Paycor, Duck Creek, ECi Software Solutions and TIVIT, and was previously on the boards of Aptos, Exact Software, Trizetto and Epicor Software. Prior to joining Apax Partners in 2000, Mr. Wright served in a variety of roles at GE Capital, a subsidiary of General Electric Corporation, including the evaluation and execution of investment opportunities for the Technology Ventures Group. Previously, Mr. Wright was a consultant at Andersen Consulting, now Accenture plc.

The Board has affirmatively determined that Mr. Wright meets the qualifications of an independent director under NASDAQ Rule 5605(a)(2) and the Company’s Corporate Governance Guidelines.

The Company is not aware of any transactions with Mr. Wright that would require disclosure under Item 404(a) of Regulation S-K, other than the transactions consummated pursuant to the terms and conditions of the Investment Agreement. Mr. Wright will not receive compensation for his service on the Board, other than reimbursement of certain expenses incurred in such service, and will not participate in the Company’s compensation program for non-employee directors.

Mr. Wright is expected to become a party to an Indemnification Agreement with the Company on the same basis as the Company’s other directors, the terms of which are described in the Company’s Annual Report on Form 10-K for the year ended January 31, 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2020, the Company filed the Certificate of Designation to amend and restate the Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Perpetual Preferred Stock and to reestablish and refix the terms of the Series A Preferred Stock. The Certificate of Designation became effective with the Secretary of State of the State of Delaware upon filing.

The Series A Preferred Stock ranks senior to the shares of the Company’s Common Stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock has a liquidation preference of $1,000 per share. Holders of Series A Preferred Stock will be entitled to a cumulative dividend at a rate of 5.20% per annum until the 48-month anniversary of the Closing Date and thereafter at a rate of 4.00% per annum, subject in each case to adjustment under certain circumstances. Dividends on the Series A Preferred Stock will be cumulative and payable semi-annually in arrears in cash, as set forth in the Certificate of Designation. All dividends that are not paid in cash will remain accumulated dividends with respect to each share of Series A Preferred Stock. The dividend rate is subject to increase (i) to 6.00% per annum if the Company fails to pay cash dividends in specified circumstances and (ii) by 1.00% each year, up to a maximum dividend rate of 10.00% per annum, in the event the Company fails to satisfy its obligations to redeem the Series A Preferred Stock in specified circumstances.

The Series A Preferred Stock is convertible into Common Stock at the election of the holder at any time at an initial conversion price of $53.50. Assuming completion of the Spin-Off, the Series A Preferred Stock will not participate in the Spin-Off distribution of the shares of the company holding the Company’s Cyber Intelligence Solutions business, and instead, the conversion price will be adjusted based on the ratio of the trading prices of the two companies over a short period following the Spin-Off, subject to a collar. At any time after 36 months following the Closing Date, the Company will have the option to require that all (but not less than all) of the then-outstanding shares of Series A Preferred Stock convert into Common Stock if the VWAP of the Common Stock for at least 30 trading days in any 45 consecutive trading day period (including the last five consecutive trading days in such period) exceeds 175% of the then-applicable conversion price.

The Company may redeem any or all of the Series A Preferred Stock for cash at any time after the 72-month anniversary of the Closing Date at a redemption price equal to 100% of the liquidation preference of the Series A Preferred Stock, plus any accrued and unpaid dividends to, but excluding, the redemption date, plus the make-whole amount designed to allow the Apax Investor to earn a total 8.00% internal rate of return on such shares. At any time after the 102-month anniversary of the Closing Date, the holders will have the right to cause the Company to redeem all of the outstanding shares of Series A Preferred Stock for cash at a redemption price equal to 100% of the liquidation preference of the Series A Preferred Stock, plus any accrued and unpaid dividends to, but excluding, the redemption date. Upon the occurrence of a Change of Control Triggering Event (as defined in the Certificate of Designation), the Company is also required to redeem all of the outstanding shares of Series A Preferred Stock for cash at a redemption price equal to 100% of the liquidation preference of the shares, plus any accrued and unpaid dividends to, but excluding, the redemption date.

The Certificate of Designation provides that holders will have the right to vote on matters submitted to a vote of the holders of Common Stock on an as-converted basis unless required by applicable law, but in no event will the holders have the right to vote shares of Series A Preferred Stock on an as-converted basis in excess of 19.9% of the voting power of the Common Stock outstanding immediately prior to the date of the Investment Agreement.

The foregoing description of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 7, 2020, the Company issued a press release relating to the Private Placement which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	First Amended and Restated Certificate of Designation, Preferences and Rights of Series A Convertible Perpetual Preferred Stock

10.1	Registration Rights Agreement, dated May 7, 2020, by and between Verint Systems Inc. and Valor Parent LP

99.1	Press Release dated May 7, 2020

104	Cover Page Interactive Data File (embedded within XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, the provisions of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include financial projections, statements of plans and objectives for future operations, statements of future economic performance, and statements of assumptions relating thereto. Forward-looking statements may appear throughout this Current Report on Form 8-K and are often identified by future or conditional words such as “will”, “plans”, “expects”, “intends”, “believes”, “seeks”, “estimates”, or “anticipates”, or by variations of such words or by similar expressions. There can be no assurance that forward-looking statements will be achieved. By their very nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause our actual results or conditions to differ materially from those expressed or implied by such forward-looking statements.

Important risks, uncertainties, assumptions, and other factors that could cause our actual results or conditions to differ materially from our forward-looking statements include, among others: uncertainties regarding the impact of changes in macroeconomic and/or global conditions, including as a result of slowdowns, recessions, economic instability, political unrest, armed conflicts, natural disasters, or outbreaks of disease, such as the novel coronavirus COVID-19 pandemic, as well as the resulting impact on information technology spending and government budgets, on our business; risks associated with our ability to keep pace with technological advances and challenges and evolving industry standards; to adapt to changing market potential from area to area within our markets; and to successfully develop, launch, and drive demand for new, innovative, high-quality products that meet or exceed customer needs, while simultaneously preserving our legacy businesses and migrating away from areas of commoditization; risks due to aggressive competition in all of our markets, including with respect to maintaining revenues, margins, and sufficient levels of investment in our business and operations; risks created by the continued consolidation of our competitors or the introduction of large competitors in our markets with greater resources than we have; risks associated with our ability to successfully compete for, consummate, and implement mergers and acquisitions, including risks associated with valuations, reputational considerations, capital constraints, costs and expenses, maintaining profitability levels, expansion into new areas, management distraction, post-acquisition integration activities, and potential asset impairments; risks relating to our ability to properly manage investments in our business and operations, execute on growth initiatives, and enhance our existing operations and infrastructure, including the proper prioritization and allocation of limited financial and other resources; risks associated with our ability to retain, recruit, and train qualified personnel in regions in which we operate, including in new markets and growth areas we may enter; risks that we may be unable to establish and maintain relationships with key resellers, partners, and systems integrators and risks associated with our reliance on third-party suppliers, partners, or original equipment manufacturers (“OEMs”) for certain components, products, or services, including companies that may compete with us or work with our competitors; risks associated with the mishandling or perceived mishandling of sensitive or confidential information, including information that may belong to our customers or other third parties, and with security vulnerabilities or lapses, including cyber-attacks, information technology system breaches, failures, or disruptions; risks that our products or services, or those of third-party suppliers, partners, or OEMs which we use in or with our offerings or otherwise rely on, including third-party hosting platforms, may contain defects, develop operational problems, or be vulnerable to cyber-attacks; risks associated with our significant international operations, including, among others, in Israel, Europe, and Asia, exposure to regions subject to political or economic instability, fluctuations in foreign exchange rates, and challenges associated with a significant portion of our cash being held overseas; risks associated with political factors related to our business or operations, including reputational risks associated with our security solutions and our ability to maintain security clearances where required, as well as risks associated with a significant amount of our business coming from domestic and foreign government customers; risks associated with complex and changing local and foreign regulatory environments in the jurisdictions in which we operate, including, among others, with respect to trade compliance, anti-corruption, information security, data privacy and protection, tax, labor, government contracts, relating to our own operations as well as to the use of our solutions by our customers; challenges associated with selling sophisticated solutions, including with respect to assisting customers in understanding and realizing the benefits of our solutions, and developing, offering, implementing, and maintaining a broad and sophisticated solution portfolio; challenges associated with pursuing larger sales opportunities, including with respect to longer sales cycles, transaction reductions, deferrals, or cancellations during the sales cycle; risk of customer concentration; challenges associated with our ability to accurately forecast when a sales opportunity will convert to an order, or to accurately forecast revenue and expenses; challenges associated with our Customer Engagement segment cloud transition and our Cyber Intelligence segment software model transition, and risk of increased volatility of our operating results from period to period; risks that our intellectual property rights may not be adequate to protect our business or assets or that others may make claims on our intellectual property, claim infringement on their intellectual property rights, or claim a violation of their license rights, including relative to free or open source components we may use; risks that our customers delay or cancel orders or are unable to honor contractual commitments due to liquidity issues, challenges in their business, or otherwise; risks that we may experience liquidity or working capital issues and related risks that financing sources may be unavailable to us on reasonable terms or at all; risks associated with significant leverage resulting from our current debt position or our ability to incur additional debt, including with respect to liquidity considerations, covenant limitations and compliance, fluctuations in interest rates, dilution considerations (with respect to our convertible notes), and our ability to maintain our credit ratings; risks arising as a result of contingent or other obligations or liabilities assumed in our acquisition of our former parent company, Comverse Technology, Inc. (“CTI”), or associated with formerly being consolidated with, and part of a consolidated tax group with, CTI, or as a result of the successor to CTI’s business operations, Mavenir Inc., being unwilling or unable to provide us with certain indemnities to which we are entitled; risks relating to the adequacy of our existing infrastructure, systems, processes, policies, procedures, internal controls, and personnel, and our ability to successfully implement and maintain enhancements to the foregoing, for our current and future operations and reporting needs, including related risks of financial statement omissions, misstatements, restatements, or filing delays; risks associated with changing accounting principles or standards, tax laws and regulations, tax rates, and the continuing availability of expected tax benefits; risks associated with market volatility in the prices of our common stock and convertible notes based on our performance, third-party publications or speculation, or other factors and risks associated with actions of activist stockholders; risks associated with the planned issuance of preferred stock to the Apax Investor, including with respect to completion of the second closing and Apax Partner’s resulting significant ownership position and potential that its interests will not be aligned with those of our common stockholders; and risks associated with the planned spin-off of our Cyber Intelligence Solutions business, including the possibility that the spin-off transaction may not be completed in the expected timeframe or at all, that it does not achieve the benefits anticipated, or that it negatively impacts our operations or stock price, including as a result of management distraction from our business.

These risks, uncertainties, assumptions, and challenges, as well as other factors, are discussed in greater detail in the reports filed by us with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended January 31, 2020. You are cautioned not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this report. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

By:	/s/ Peter Fante
Name:	Peter Fante
Title:	Chief Administrative Officer

Date: May 7, 2020